SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                 THE NEW JERSEY JUDICIAL RETIREMENT SYSTEM (JRS)


THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE STATE OF NEW JERSEY--STATE HOUSE COMMISSION (ON BEHALF OF THE JUDICIAL RETIREMENT SYSTEM) GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 16 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE STATE OF NEW JERSEY--STATE HOUSE COMMISSION (ON BEHALF OF THE JUDICIAL RETIREMENT SYSTEM) GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.


ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance include active JUDGES of the NEW JERSEY JUDICIAL RETIREMENT SYSTEM (JRS) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere.

We refer to each Eligible Group Member who buys coverage as a "Participant."

When we use the terms "you" or "your," we mean a Participant.

Spouses who are also judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse may apply for coverage on the life of the Judge.


GL.2002.050

o In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

o When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

o If both parents are Judges of the JRS, a child may be covered by only one parent.


IS THERE A LIMITED ENROLLMENT PERIOD?

No, you may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a judge.


IF I DO NOT ENROLL MYSELF OR MY DEPENDENT SPOUSE OR CHILDREN DURING THE INITIAL ENROLLMENT PERIOD, HOW DO I OBTAIN COVERAGE LATER?

Contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential Insurance Company. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.


COVERAGE INFORMATION

HOW MUCH COVERAGE MAY I BUY?

You may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.


HOW MUCH COVERAGE MAY I BUY FOR MY SPOUSE?

You may buy $5,000 of term life insurance for your eligible Spouse.


HOW MUCH TERM LIFE COVERAGE MAY I BUY FOR MY DEPENDENT CHILDREN?

You may buy $5,000 of term life insurance for each eligible Child. If you have spouse coverage, the coverage for your children is at no additional cost.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Evidence of good health is not required when:

o A judge requests 1 1/2 times salary when first eligible to enroll (i.e., when a new judge first starts service as a judge).

o A judge requests spouse or dependent child term life insurance coverage when the judge is first eligible to enroll (i.e., when a new judge first starts service as a judge).

o A judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

o    A judge retires and opts to continue coverage at retirement.

o    A judge terminates service and opts to continue as portable coverage.

o A participant (judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

o A judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new judge first starts service as a judge). Insurance of 1 1/2 times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

o A judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

o A judge requests to increase insurance coverage from 1 1/2 times salary to some higher amount.

o A judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.


HOW DO I PROVIDE EVIDENCE OF GOOD HEALTH?

Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.


CAN I INCREASE MY COVERAGE AMOUNT?

Yes. After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

WILL MY COVERAGE AMOUNT EVER DECREASE?

Group Variable Universal Life coverage will not ever decrease unless you choose to decrease it.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.


DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.


DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

For active judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, judges on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

See the CHANGES IN PERSONAL STATUS section of the prospectus for more details.


WILL PURCHASING THIS CONTRIBUTORY INSURANCE INCREASE MY TAXABLE INCOME LIKE MY NON-CONTRIBUTORY INSURANCE DOES?

No. The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section
79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.


HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES


THE PRUDENTIAL SERIES FUND, INC.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

JENNISON PORTFOLIO (FORMERLY PRUDENTIAL JENNISON PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

PRUDENTIAL VALUE PORTFOLIO (FORMERLY VALUE PORTFOLIO): The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.


FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL SECURITIES
FUND): The investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including those in emerging markets.

JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.


LAZARD RETIREMENT SERIES, INC.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


MFS(R) VARIABLE INSURANCE TRUST(SM)
(INITIAL CLASS SHARES)

MFS RESEARCH SERIES: The investment objective of the series is to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.


SCUDDER VARIABLE SERIES II

SCUDDER HIGH-YIELD PORTFOLIO: The portfolio seeks to provide a high level of current income. The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.


T. ROWE PRICE EQUITY SERIES, INC.

EQUITY INCOME PORTFOLIO: The investment objective of the portfolio is to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH: The investment objective of the portfolio is to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.


FUND FEES AND EXPENSES

=========================================================================================================
                                            INVESTMENT                            TOTAL        ACTUAL
                                            MANAGEMENT    12B-1      OTHER        ANNUAL       ANNUAL
                  FUNDS                        FEE         FEES     EXPENSES     EXPENSES    EXPENSES*
---------------------------------------------------------------------------------------------------------

 PRUDENTIAL SERIES FUND,  INC.
 (CLASS I SHARES)
   Diversified Bond Portfolio                 0.40%       0.00%      0.04%        0.44%        0.44%
   Equity Portfolio                           0.45%       0.00%      0.04%        0.49%        0.49%
   Flexible Managed Portfolio                 0.60%       0.00%      0.04%        0.64%        0.64%
   Global Portfolio                           0.75%       0.00%      0.09%        0.84%        0.84%
   Jennison Portfolio                         0.60%       0.00%      0.04%        0.64%        0.64%
   Money Market Portfolio                     0.40%       0.00%      0.03%        0.43%        0.43%
   Prudential Value Portfolio                 0.40%       0.00%      0.04%        0.44%        0.44%
   Stock Index Portfolio                      0.35%       0.00%      0.04%        0.39%        0.39%
---------------------------------------------------------------------------------------------------------

 FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
 (CLASS 2 SHARES)
   Templeton Foreign Securities Fund
     (formerly Templeton International
     Securities Fund) (1) (2)                 0.69%       0.25%      0.22%        1.16%        1.15%
---------------------------------------------------------------------------------------------------------

 JANUS ASPEN SERIES
 (INSTITUTIONAL SHARES)
   Growth Portfolio                           0.65%       0.00%      0.01%        0.66%        0.66%
   International Growth Portfolio             0.65%       0.00%      0.06%        0.71%        0.71%
---------------------------------------------------------------------------------------------------------

 LAZARD RETIREMENT SERIES, INC.
   Small Cap Portfolio (3)                    0.75%       0.25%      0.67%        1.67%        1.25%
---------------------------------------------------------------------------------------------------------

 MFS VARIABLE INSURANCE TRUST
 (Initial Class Shares)
   MFS Research Series (4)                    0.75%       0.00%      0.15%        0.90%        0.89%
---------------------------------------------------------------------------------------------------------

 SCUDDER VARIABLE SERIES II
 (FORMERLY KEMPER VARIABLE SERIES)
   Scudder High-Yield Portfolio               0.60%       0.00%      0.10%        0.70%        0.70%
---------------------------------------------------------------------------------------------------------

 T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (5)                0.85%       0.00%      0.00%        0.85%        0.85%
   New America Growth Portfolio (5)           0.85%       0.00%      0.00%        0.85%        0.85%
=========================================================================================================
*  THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS,
   REIMBURSEMENT OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION
   REGARDING SPECIFIC FEE WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER
   TO THE INDIVIDUAL FUND PROSPECTUSES.
=========================================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.25%.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(5) Management fees include the ordinary, recurring operating expenses of the Portfolio.


FUND ADVISERS

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Diversified Bond, Flexible Managed, Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Jennison Portfolios. Jennison also serves as the subadviser to a portion of the assets in the Equity and Prudential Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

Victory Capital Management, Inc. ("Victory") serves as the subadviser to a portion of the assets of the Prudential Value Portfolio. Victory's business address is 127 Public Square, Cleveland, OH 44114.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the Templeton Foreign Securities Fund (formerly Templeton International Securities Fund). TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong. Janus Capital Management Inc. ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Massachusetts Financial Services Company ("MFS"). serves as the investment adviser for the above mentioned MFS series. MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Deutsche Investment Management Americas, Inc. ("Deutsche") serves as the asset manager for the above mentioned Scudder portfolio. Deutsche's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment manager for each above mentioned T. Rowe Price portfolio. T. Rowe Price is wholly owned by
T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.


Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.


CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF IT'S RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS SUPPLEMENT AND THE PRODUCT PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.


EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE PRUDENTIAL SERIES FUND, INC. PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.


CHANGES IN PERSONAL STATUS

CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments. Retiree rates are identical to those of active judges. Prudential will charge a fee of $3 per bill for administration expenses.


CAN I CONTINUE COVERAGE IF I LEAVE MY POSITION AS A JUDGE FOR REASONS OTHER THAN RETIREMENT?

You may continue your coverage on a "portable" basis if you leave the JRS for any reason. We call this "Portable Coverage." Prudential will bill you directly for premium payments and will charge a fee of $3 per bill for administration expenses. Contact Prudential for a portable rate schedule.


DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.


WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If the JRS DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o If the JRS DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the JRS Group Contract are as follows:

1. CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. Prudential deducts a charge of 2.41% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.06%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described in THE FUNDS supplement.

4. BI-WEEKLY CHARGES. Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $1.15 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.


WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the JRS Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.


ILLUSTRATION OF CASH SURRENDER VALUES AND DEATH BENEFITS

On the next several pages, we show you two examples of how the Cash Surrender Value and the Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS". The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the JRS Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 50 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $200,000.

     o The Participant makes a $100.00 premium payment on the first day of each bi-weekly period, for a total of $2600.00 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be deducted. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 2.41%. (Since Prudential would increase this charge only if a state were to increase its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2.00 from each bi-weekly premium payment.

     o Bi-weekly, Prudential deducts a $2.77 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioners Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a charge upon surrender equal to the lesser of $20 and 2% of the amount surrendered.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES would be made for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.41%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each bi-weekly pay period, Prudential deducts a $1.15 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o Prudential deducts the current cost of insurance charge for active participants under the JRS Group Contract.

     o    Prudential does not deduct a surrender charge.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.


WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column shows the PARTICIPANT'S AGE at the end of each CERTIFICATE YEAR.

     o    The third column shows the Participant's ANNUAL PREMIUM OUTLAY.

     o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     o Fund investment management fees and other expenses were assumed to equal 0.72% per year, which was the average Fund expense in 2001.

     o For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.62%, 2.88%, and 7.38%.

     o For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.17%, 3.33%, and 7.83%.

     o The Cash Surrender Values and the Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                           ILLUSTRATION #1

                                                NEW JERSEY JUDICIAL RETIREMENT SYSTEM
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $200,000
                                                            ISSUE AGE 50
              ASSUME TOTAL MONTHLY CONTRIBUTION OF $100.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.

                                                       Cash Surrender Value (1)                     Death Benefits (1)
                                              ----------------------------------------   -------------------------------------------
                                                Assuming Hypothetical Gross (and Net)       Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of                 Annual Investment Return of
  End of           Annual     Premiums        ----------------------------------------   -------------------------------------------
Certificate        Premium   Accumulated       0.0% Gross    4.5% Gross    9.0% Gross     0.0% Gross      4.5% Gross    9.0% Gross
   Year      Age   Outlay   at 4% Per Year    (-1.62% Net)   (2.88% Net)   (7.38% Net)   (-1.62% Net)    (2.88% Net)    7.38% Net)
-----------  ---   ------   --------------   ------------   -----------   -----------   -------------   ------------   ------------

     1       51    $2,600       $2,654             $215          $220          $225        $200,219       $200,224      $200,230
     2       52    $2,600       $5,413             $244          $260          $276        $200,249       $200,265      $200,281
     3       53    $2,600       $8,284              $68           $91          $115        $200,069       $200,092      $200,118
     4       54    $2,600      $11,269               $0 (2)        $0 (2)        $0 (2)          $0 (2)         $0 (2)        $0 (2)
     5       55    $2,600      $14,373               $0            $0            $0              $0             $0            $0
     6       56    $2,600      $17,602               $0            $0            $0              $0             $0            $0
     7       57    $2,600      $20,959               $0            $0            $0              $0             $0            $0
     8       58    $2,600      $24,451               $0            $0            $0              $0             $0            $0
     9       59    $2,600      $28,083               $0            $0            $0              $0             $0            $0
    10       60    $2,600      $31,860               $0            $0            $0              $0             $0            $0
    15       65    $2,600      $53,136               $0            $0            $0              $0             $0            $0
    20       70    $2,600      $79,021               $0            $0            $0              $0             $0            $0
    25       75    $2,600     $110,514               $0            $0            $0              $0             $0            $0
    30       80    $2,600     $148,830               $0            $0            $0              $0             $0            $0
    35       85    $2,600     $195,448               $0            $0            $0              $0             $0            $0
    36       86    $2,600     $205,920               $0            $0            $0              $0             $0            $0
    37       87    $2,600     $216,810               $0            $0            $0              $0             $0            $0
    38       88    $2,600     $228,136               $0            $0            $0              $0             $0            $0
    39       89    $2,600     $239,915               $0            $0            $0              $0             $0            $0
    40       90    $2,600     $252,165               $0            $0            $0              $0             $0            $0
    41       91    $2,600     $264,906               $0            $0            $0              $0             $0            $0
    42       92    $2,600     $278,156               $0            $0            $0              $0             $0            $0
    43       93    $2,600     $291,936               $0            $0            $0              $0             $0            $0
    44       94    $2,600     $306,267               $0            $0            $0              $0             $0            $0
    45       95    $2,600     $321,171               $0            $0            $0              $0             $0            $0
    46       96    $2,600     $336,671               $0            $0            $0              $0             $0            $0
    47       97    $2,600     $352,792               $0            $0            $0              $0             $0            $0
    48       98    $2,600     $369,557               $0            $0            $0              $0             $0            $0
    49       99    $2,600     $386,993               $0            $0            $0              $0             $0            $0
    50       100   $2,600     $405,127               $0            $0            $0              $0             $0            $0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                           ILLUSTRATION #2

                                                NEW JERSEY JUDICIAL RETIREMENT SYSTEM
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $200,000
                                                            ISSUE AGE 50
              ASSUME TOTAL MONTHLY CONTRIBUTION OF $100.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                               THIS ILLUSTRATION USES CURRENT CHARGES.

                                                       Cash Surrender Value (1)                     Death Benefits (1)
                                              ----------------------------------------   -------------------------------------------
                                                Assuming Hypothetical Gross (and Net)       Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of                 Annual Investment Return of
  End of           Annual     Premiums        ----------------------------------------   -------------------------------------------
Certificate        Premium   Accumulated       0.0% Gross    4.5% Gross    9.0% Gross     0.0% Gross      4.5% Gross    9.0% Gross
   Year      Age   Outlay   at 4% Per Year    (-1.17% Net)   (3.33% Net)   (7.83% Net)   (-1.17% Net)    (3.33% Net)    7.83% Net)
-----------  ---   ------   --------------   ------------   -----------   -----------   -------------   ------------   ------------
   1         51    $2,600       $2,654              $2,013        $2,060        $2,106     $202,013       $202,060      $202,106
   2         52    $2,600       $5,413              $4,002        $4,188        $4,377     $204,002       $204,188      $204,377
   3         53    $2,600       $8,284              $5,967        $6,387        $6,826     $205,967       $206,387      $206,826
   4         54    $2,600      $11,269              $7,910        $8,659        $9,467     $207,910       $208,659      $209,467
   5         55    $2,600      $14,373              $9,830       $11,008       $12,314     $209,830       $211,008      $212,314
   6         56    $2,600      $17,602             $11,315       $13,012       $14,953     $211,315       $213,012      $214,953
   7         57    $2,600      $20,959             $12,784       $15,083       $17,799     $212,784       $215,083      $217,799
   8         58    $2,600      $24,451             $14,234       $17,224       $20,868     $214,234       $217,224      $220,868
   9         59    $2,600      $28,083             $15,668       $19,435       $24,177     $215,668       $219,435      $224,177
   10        60    $2,600      $31,860             $17,086       $21,720       $27,745     $217,086       $221,720      $227,745
   15        65    $2,600      $53,136             $21,584       $31,717       $47,305     $221,584       $231,717      $247,305
   20        70    $2,600      $79,021             $19,652       $36,578       $68,086     $219,652       $236,578      $268,086
   25        75    $2,600     $110,514              $2,093       $24,972       $79,297     $202,093       $224,972      $279,297
   30        80    $2,600     $148,830                  $0 (2)        $0 (2)   $71,586           $0 (2)         $0 (2)  $271,586
   35        85    $2,600     $195,448                  $0            $0       $22,260           $0             $0      $222,260
   36        86    $2,600     $205,920                  $0            $0        $4,865           $0             $0      $204,865
   37        87    $2,600     $216,810                  $0            $0            $0 (2)       $0             $0            $0 (2)
   38        88    $2,600     $228,136                  $0            $0            $0           $0             $0            $0
   39        89    $2,600     $239,915                  $0            $0            $0           $0             $0            $0
   40        90    $2,600     $252,165                  $0            $0            $0           $0             $0            $0
   41        91    $2,600     $264,906                  $0            $0            $0           $0             $0            $0
   42        92    $2,600     $278,156                  $0            $0            $0           $0             $0            $0
   43        93    $2,600     $291,936                  $0            $0            $0           $0             $0            $0
   44        94    $2,600     $306,267                  $0            $0            $0           $0             $0            $0
   45        95    $2,600     $321,171                  $0            $0            $0           $0             $0            $0
   46        96    $2,600     $336,671                  $0            $0            $0           $0             $0            $0
   47        97    $2,600     $352,792                  $0            $0            $0           $0             $0            $0
   48        98    $2,600     $369,557                  $0            $0            $0           $0             $0            $0
   49        99    $2,600     $386,993                  $0            $0            $0           $0             $0            $0
   50        100   $2,600     $405,127                  $0            $0            $0           $0             $0            $0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


WHEN ARE CHARGES DEDUCTED?

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

     o If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

          The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 10th day after the first day of any bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on the next Business Day following that 10th day.

     o If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the JRS Group Contract, including:

     o    the free-look period

     o    transfers between investment options

     o    dollar cost averaging

     o    more details on how loans work

     o    how you can change future premium allocations among investment options

     o    how paid-up coverage may be available

     o    how your insurance could end (known as "lapsing")

     o    reinstatement of your coverage

     o    contestability rules

     o    tax treatment of Certificate benefits

     o    definitions of special terms

     o    the Death Benefit

     o    withdrawals


Please refer to the prospectus for information on these and other features of the JRS Group Contract. Your Enrollment Kit also explains key features of your plan.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.


                                       18